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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 12, 2001
                                                         ----------------




                             UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                        1-12297                     22-3086739
            --------                        -------                     ----------
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer Identification
         Incorporation)                                                  Number)


       13400 OUTER DRIVE WEST                                              48239
       ----------------------                                              -----
            DETROIT, MI                                             (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)



                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated January 12, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On January 12, 2001, United Auto Group, Inc. issued a press release announcing that it expects to meet analysts' current estimates for the fourth quarter and year 2000. In addition, the Company also said that it is comfortable with analysts' outlook for 2001. Wall Street analysts expect the Company to report a profit of $.20 per share for the fourth quarter 2000, $1.16 per share for the full year 2000 and $1.07 per share for the year 2001. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 16, 2001              UNITED AUTO GROUP, INC.


                                         By: /s/ Robert H. Kurnick, Jr.
                                             -------------------------------
                                                  ROBERT H. KURNICK, JR.
                                         Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


EXHIBIT            DESCRIPTION OF EXHIBIT                     SEQUENTIAL PAGE
 NUMBER                                                            NUMBER

 EXHIBIT 99.1      Press Release of United
                   Auto Group, Inc., dated
                   January 12, 2001